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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             NewMil Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Tyler Cooper & Alcorn, LLP
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              NEWMIL BANCORP, INC.

                               ----------------

                    Notice of Annual Meeting of Shareholders

                               ----------------

To the Shareholders of NewMil Bancorp, Inc.:

   NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of NEWMIL BANCORP, INC. will be held at the Candlewood Valley Country Club, New Milford, Connecticut on Wednesday, October 25, 2000 at 10:00 a.m., for the purpose of considering and voting on the following matters:

  1. To elect three Directors to serve until the Annual Meeting of Shareholders in 2003 who with the six Directors whose terms of office do not expire at this meeting, will constitute the full Board.

  2. To approve an Amendment to the Corporation's 1986 Stock Option Incentive Plan for Key Officers and Employees.

  3. To approve an Amendment to the Corporation's 1992 Stock Option Plan for Outside Directors.

  4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 30, 2001.

  5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

   Only shareholders of record at the close of business on September 1, 2000, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          Betty F. Pacocha
                                          Secretary

New Milford, Connecticut
September 15, 2000


    YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

    PLEASE NOTE THAT THE ANNUAL MEETING IS BEING HELD IMMEDIATELY AFTER THE SPECIAL MEETING OF SHAREHOLDERS CALLED FOR THE PURPOSE OF VOTING ON NEWMIL BANCORP INC.'S PROPOSED ACQUISITION OF NUTMEG FEDERAL SAVINGS & LOAN ASSOCIATION. PLEASE TAKE CARE TO RETURN THE SEPARATE PROXY CARDS FOR BOTH MEETINGS.

                              NEWMIL BANCORP, INC.
                                 19 Main Street
                         New Milford, Connecticut 06776

                               ----------------

                         Annual Meeting of Shareholders
                                October 25, 2000

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    INFORMATION CONCERNING THE SOLICITATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewMil Bancorp, Inc. (the "Corporation"), a Delaware corporation, for the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, New Milford, Connecticut on Wednesday, October 25, 2000 at 10:00 a.m. (the "Meeting"), and any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being given or sent to shareholders on or about September 15, 2000.

   The Corporation will bear the costs of soliciting proxies from its shareholders. In addition to this solicitation by mail, proxies may be solicited by Directors, officers and employees of the Corporation and the Bank by personal interview, telephone or telegram. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Corporation's Common Stock (as hereinafter defined) held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

   Only holders of Common Stock of record at the close of business on September 1, 2000 (the "Record Date") are entitled to vote at the Meeting. On that date, there were 3,611,025 shares of the Corporation's $.50 par value common stock outstanding (the "Common Stock"). All shares of Common Stock outstanding carry voting rights and all shareholders are entitled to one vote per share of Common Stock held by such shareholder on each matter submitted to vote. Pursuant to the Corporation's Bylaws, a majority of the outstanding shares entitled to vote, present either in person or by proxy, will constitute a quorum for transacting business at the Meeting.

   Shares represented by properly executed proxies in the enclosed form will be voted in accordance with any specifications made therein. Proxies that contain no directions to the contrary will be voted FOR the election of all nominees for Director, FOR the amendment to the Corporations's 1986 Stock Option and Incentive Plan for Key Officers and Employees, FOR the amendment to Corporation's 1992 Stock Option Plan for Outside Directors and FOR the ratification of the appointment of PricewaterhouseCoopers as the Corporation's independent auditors for the fiscal year ending June 30, 2001. If any other business is properly presented at this Meeting, the Proxy shall be voted in accordance with the recommendations of management.

   A shareholder who executes and returns a proxy on the enclosed form has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the conduct of the Meeting will be by ballot.

                             PRINCIPAL SHAREHOLDERS

   The following table shows those persons known to the Corporation (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) to be the beneficial owners of more than five percent of the Common Stock as of the Record Date. In preparing the following table, the Corporation has relied on information supplied in public filings filed by such persons with the Securities and Exchange Commission and other information available to it. According to this information, each person listed below is believed to have sole voting and investment powers with respect to shares beneficially owned except as noted.

                                                             Shares
                      Name and Address                    Beneficially  Percent
                    of Beneficial Owner                      Owned      of Class
                    -------------------                   ------------  --------
   Dimensional Fund Advisor Inc..........................   302,500(1)    8.38%
    1299 Ocean Avenue, 11th Floor,
    Santa Monica, CA 90401

   First Manhattan Asset Company.........................   233,886(2)    6.48%
    437 Madison Ave
    New York, NY 10022

   Whitney Holdings LLC..................................   194,800(3)    5.39%
    177 Broad Street
    Stamford, CT 06901

   The Estate of James R. Williams.......................   245,978(4)    6.81%
    RFD #2, Box 281
    Millerton, NY 12522

--------
(1) Dimensional Fund Advisors, Inc.'s beneficially owned shares are based on a Securities and Exchange Commission 13F filing for the quarter ended March 31, 2000. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 302,500 shares of NewMil Bancorp, Inc. common stock as of March 31, 2000, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for each of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(2) First Manhattan Asset Company's beneficially owned shares are based on a Securities and Exchange Commission 13F filing for the quarter ended June 30, 2000. First Manhattan Asset Company ("First Manhattan"), a registered investment advisor, is deemed to have beneficial ownership of 266,108 shares of NewMil Bancorp, Inc. common stock as of June 30, 2000, all of which shares are held in investment portfolios of First Manhattan clients.
(3) Whitney Holdings LLC beneficially owned shares are based on a Securities and Exchange Commission 13F filing for the quarter ended June 30, 2000. Whitney Holdings LLC, is deemed to have beneficial ownership of 194,800 shares of NewMil Bancorp, Inc. common stock as of June 30, 2000.
(4) Shares owned beneficially by the estate of Mr. Williams are based on information available to the Corporation.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   In accordance with the Corporation's Bylaws and the applicable laws of Delaware, responsibility for the management of the Corporation is vested in the Board of Directors. During the year ended June 30, 2000, the Board of Directors of the Corporation held sixteen (16) regular and special meetings. The Board of Directors of the Corporation is comprised of the same individuals who serve on the Board of Directors of the Corporation's wholly-owned subsidiary, New Milford Savings Bank (the "Bank"). Each Director attended at least 75 percent of the meetings of the Board of Directors of the Corporation and any committee(s) of which he or she was a member.

   During fiscal year 2000 many matters ordinarily dealt with by subcommittees of each Board of Directors were dealt with by the Board of Directors as a committee of the whole. The committees of the Corporation's Board of Directors are the Audit Committee, the Investment Committee, the Nominating Committee, and the Salary and Benefits Committee. The committees of the Bank's Board of Directors are the Audit Committee, the Community Reinvestment Act Committee, the Investment Committee, the Loan Committee, the Nominating Committee, the Salary and Benefits Committee, and the Trust Committee.

   The Corporation's Audit Committee met three (3) times during fiscal year 2000. The Corporation's Audit Committee is responsible, amongst other things, for oversight of: internal accounting controls; the internal audit function; the selection of independent accountants; the results of the annual audit examination; and, relationships with state and federal regulatory agencies. The members of the Corporation's Audit Committee are Herbert E. Bullock, Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier and Mary C. Williams.

   The Corporation's Nominating Committee met one (1) time during fiscal year 2000. The Corporation's Nominating Committee recommends to the Corporation's Board of Directors candidates for director either to be elected at annual meetings of shareholders or to be appointed by the Board of Directors from time to time for the purpose of filling any vacancy on the Board of Directors. Vacancies in directorships may be filled, until the expiration of the term of the vacated directorship, by a vote of a majority of the directors then in office. The members of the Corporation's Nominating Committee are Herbert E. Bullock, Joseph Carlson II and Laurie G. Gonthier, Suzanne L. Powers and Mary
C. Williams.

   The Bank's Salary and Benefits Committee met two (2) times during fiscal year 2000. The Bank's Salary and Benefits Committee makes recommendations to the Bank's Board of Directors on compensation for officers and employees, and on benefit plans for employees of the Bank. The Bank's Salary and Benefits Committee administers the stock option plans for officers and directors of the Bank, which includes recommendations for the granting of stock options. The members of the Salary and Benefits Committee are Laurie G. Gonthier, Suzanne L. Powers and Mary C. Williams.

   The Corporation's Investment Committee met fourteen (14) times during fiscal year 2000. The Corporation's and the Bank's Investment Committees approve investment and interest rate risk policies and monitor the performance of the Corporation's and the Bank's investment portfolios and interest rate risk positions. The members of the Corporation's and the Bank's Investment Committees are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Robert J. McCarthy and Francis J. Wiatr.

   Matters ordinarily dealt with by the Bank's Loan Committee were dealt with during the fiscal year 2000 by the Bank's Board of Directors as a committee of the whole, however, the Bank's Loan Committee met five (5) times during fiscal year 2000. The Bank's Loan Committee approves the loan policies of the Bank, approves certain loans and reviews all reports on the loan portfolio. The members of the Bank's Loan Committee are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Suzanne L. Powers and Francis J. Wiatr.

   Matters ordinarily dealt with by the Bank's Trust Committee were dealt with during fiscal year 2000 by the Bank's Board of Directors as a committee of the whole. The Trust Committee approves the trust policies of the Bank and reviews all trust accounts. The Bank's Trust Committee no longer administers trust accounts for unrelated third parties. The Bank remains as Trustee for only one account, New Milford Savings Bank Pension Plan, and serves as custodian for the New Milford Savings Bank Foundation. The Bank's Trust Committee, therefore, continues to administer these accounts. The members of the Bank's Trust Committee are Herbert E. Bullock and Suzanne L. Powers.

   The Bank's Community Reinvestment Act Committee ("CRA") met four (4) times during fiscal year 2000. The committee was formed as a means of assuring compliance with the requirements of the Community Reinvestment Act. The members of the Bank's CRA Committee are Herbert E. Bullock, Betty F. Pacocha and Francis J. Wiatr.

Directors Compensation

   Each non-employee director received an annual stipend of $8,500 for the fiscal year ended June 30, 2000. Directors also received $350 for each Board meeting attended and $150 for each additional committee meeting attended. Officers of the Corporation who are also directors receive no compensation as directors.

   On October 23, 1992, at the 1992 Annual Meeting, the Shareholders approved the 1992 Stock Option Plan for Outside Directors (the "1992 Plan"). Each non-employee director was granted options to purchase 10,000 shares of Common Stock of the Corporation pursuant to such 1992 Plan, at an exercise price of $3.00, the fair market value of the Corporation's Common Stock on the date of grant. On October 20, 1995, at the 1995 Annual Meeting, the Shareholders approved certain amendments to the 1992 Plan. The 1992 Plan, as amended, provides that on June 30 of each year each non-employee director shall receive a grant of additional options of 2,000 shares at an exercise price equal to the shares' fair market value at the time of grant. In addition, any newly elected non-employee directors shall receive an initial option grant of 3,000 shares at an exercise price equal to the shares' fair market value at the time of grant. The 1992 Plan did not have any options available to be granted at June 30, 2000; therefore, the Board has proposed an Amendment to the 1992 Plan to add option shares to the Plan. See "Proposal 3." Directors who are also employees of the Corporation or the Bank are not eligible to participate in this 1992 Plan.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Certificate of Incorporation and the Bylaws of the Corporation provide for the election of directors by the shareholders. For this purpose, the Board of Directors is divided into three classes, as nearly equal in size as possible, with one class elected each year for a three-year term, to hold office until the end of such term and until successors have been elected and qualified. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the shareholders. The Corporation's Bylaws contain a special provision applicable only to a director who is also an officer of the Corporation; in such case, the officer/director shall be deemed to have resigned as a director should he or she, for any reason, no longer be an officer of the Corporation.

   At the Meeting, the terms of three directors, Herbert E. Bullock, Kevin L. Dumas and Francis J. Wiatr expire. They have been nominated to be elected each for a three-year term, expiring at the annual meeting in 2003. In the event that any nominee for director is unable or declines to serve, which the Board of Directors has no reason to expect, the attorneys named in the proxy will vote for a substitute designated by the present Board of Directors.

   Nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with certain notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the Corporation's principal executive offices not fewer than 60 days nor more than 90 days prior to the annual meeting; provided, however, that if fewer than 50 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Meeting was mailed or such public disclosure was made. A shareholder's notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such person, (iv) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (v) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (b) as to the shareholder giving the notice (i) the name and address of such shareholder, as they appear on the Corporation's books, and
(ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder.

   On June 21, 2000, the Board of Directors elected Kevin L. Dumas, CPA to replace Willis H. Barton, Jr, who will retire from the Board at the 2000 Annual Meeting of Shareholders. Mr. Dumas is the owner of Dumas & Company, Certified Public Accountants, a CPA firm located in New Milford, Connecticut. Mr. Dumas has vast experience in management and strategic planning, which, coupled with his active involvement in the New Milford community, will complement the Board. Mr. Dumas had served as a Director of NMBT Corporation prior to its acquisition by Summit Bank in March 2000.

   The following tables set forth information as of the Record Date based upon the Corporation's and the Bank's books and records and information provided by the directors and executive officers, regarding the nominees for election as directors at the Meeting and each director continuing in office. The tables include the total number and percentage of shares of Common Stock beneficially owned by each nominee and by all directors and executive officers as a group. Each person has sole voting and investment powers with respect to shares listed as being beneficially owned by them, except as indicated in the notes following the tables.

                  NOMINEES FOR ELECTION FOR A THREE YEAR TERM

                          Positions Held With
                          the Corporation and                                 Shares of
                          the Bank; Principal       Has Served Term Will    Common Stock     Percent of
                         Occupation During the         as a    Expire At    Beneficially    Common Stock
                          Past Five Years and        Director  the Annual    Owned as of    Beneficially
          Name               Directorships      Age   Since    Meeting in September 1, 2000    Owned
          ----           ---------------------  --- ---------- ---------- ----------------- ------------
Herbert E. Bullock...... Director; Employee,     65    1987(1)    2003          20,400(2)       0.56%
                         Echo Bay Marina, New
                         Milford, CT

Kevin L. Dumas.......... Director; Owner of      44    2000(3)    2003             -0-          0.00%
                         Dumas & Company,
                         Certified Public
                         Accounts; Former
                         Director of NMBT
                         Corporation

Francis J. Wiatr........ Director; Chairman,     50    1994(4)    2003         151,615(5)       4.04%
                         President, and CEO of
                         the Corporation and
                         Bank

--------
(1) Mr. Bullock has been a director of the Corporation since its formation in 1987. Mr. Bullock has been a director of the Bank since 1972.
(2) Includes 400 shares held jointly by Mr. Bullock with his spouse and options to purchase 20,000 shares of Common Stock exercisable within 60 days of the Record Date.
(3) Mr. Dumas was elected a Director of the Corporation and the Bank by the Board of Directors on June 21, 2000 to fill the vacancy as a result of Mr. Barton's pending retirement from the Board.

(4) Mr. Wiatr was appointed President of the Corporation and President and Chief Executive Officer ("CEO") of the Bank on March 21, 1994. He was appointed Chairman and CEO of the Corporation and Chairman of the Bank on August 5, 1997.
(5) Includes 6,615 shares held directly by Mr. Wiatr and options to purchase 145,000 shares of common stock exercisable within 60 days of the Record Date.

                         DIRECTORS CONTINUING IN OFFICE

                           Positions Held With
                           the Corporation and                                 Shares of
                           the Bank; Principal       Has Served Term Will    Common Stock     Percent of
                          Occupation During the         as a    Expire At    Beneficially    Common Stock
                           Past Five Years and        Director  the Annual    Owned as of    Beneficially
          Name                Directorships      Age   Since    Meeting in September 1, 2000    Owned
          ----            ---------------------  --- ---------- ---------- ----------------- ------------
Joseph Carlson II.......  Director; Financial     61    1997(1)    2002          17,000(2)      0.47%
                          Consultant/ Private
                          Investor; Former Vice
                          Chairman and CFO of
                          Centerbank and Center
                          Financial
Laurie G. Gonthier......  Director; Vice          50    1990       2001          27,500(3)      0.76%
                          President-
                          Investments for Paine
                          Webber, Middlebury,
                          CT
Robert J. McCarthy......  Director; Former        56    1999(4)    2001          24,000(5)      0.66%
                          Chairman, President
                          and Chief Operating
                          Officer of Norco
                          Inc., Georgetown, CT
Betty F. Pacocha........  Director; Secretary     66    1997(6)    2002          34,126(7)      0.94%
                          of the Corporation
                          and Executive Vice
                          President and
                          Secretary of the Bank
Suzanne L. Powers.......  Director; Attorney;     62    1988       2001          30,000(8)      0.83%
                          Former Judge of
                          Probate
Mary C. Williams........  Director; Retired       61    1990       2002          80,000(9)      2.20%
                          executive; Former
                          Selectman of Town of
                          Kent; Former Vice
                          President of J & J
                          Log and Lumber Corp.
All Directors and
 Executive Officers as a
 Group (16 Persons).....                                                        514,202(10)     12.91%(11)

--------
(1) Mr. Carlson was elected a Director of the Corporation and the Bank by the Board of Directors on August 21, 1997 to fill a vacancy.
(2) Includes 10,000 shares held directly by Mr. Carlson and options to purchase 7,000 shares of Common Stock exercisable within 60 days of the Record Date.
(3) Includes 5,000 shares held jointly by Mr. Gonthier with his spouse, 2,500 shares in Mr. Gonthier's Individual Retirement Account and options to purchase 20,000 shares of Common Stock exercisable within 60 days of the Record Date.
(4) Mr. McCarthy was elected to the Board on August 19, 1999, to fill the vacancy created by the retirement of Dr. Haxo from the Board.

(5) Includes 5,000 shares held jointly by Mr. McCarthy with his spouse, 5,000 shares held directly by Mr. McCarthy, 11,000 shares held by family members where Mr. McCarthy has Power of Attorney for those shares and options to purchase 3,000 shares of Common Stock exercisable within 60 days of the Record Date.
(6) Ms. Pacocha was elected a Director of the Corporation and the Bank by the Board of Directors on August 21, 1997. Ms. Pacocha has been an employee of the Bank since 1961 and she has served as Secretary of the Corporation since 1992.
(7) Includes 13,626 shares held directly by Ms. Pacocha and options to purchase 20,500 shares of Common Stock exercisable within 60 days of the Record Date.
(8) Includes 1,000 shares held directly by Ms. Powers, 4,000 shares held jointly by Ms. Powers with her spouse, 5,000 shares held by Ms. Powers' spouse and options to purchase 20,000 shares of Common Stock exercisable within 60 days of the Record Date.
(9) Includes 60,000 shares held directly by Ms. Williams and options to purchase 20,000 shares of Common Stock exercisable within 60 days of the Record Date.
(10) Includes 373,000 shares issuable upon the exercise of options exercisable by such persons within 60 days of the Record Date.
(11) For the purpose of calculating the percentage of Common Stock beneficially owned by the directors and executive officers as a group, the total number of shares outstanding includes the 393,000 shares issuable upon the exercise of options which may be exercised by such persons within 60 days of the Record Date (the "Option Shares").

THE NOMINEES FOR DIRECTOR MUST BE ELECTED BY A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED NOMINEES.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively referred to as the "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Insiders are required by the Exchange Act to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during the fiscal year ended June 30, 2000, all Section 16(a) required filings applicable to the Corporation's Insiders were made, except the following: A Form 5, Annual Statement of Beneficial Ownership of Securities, for Francis J. Wiatr, executive officer of the Corporation, was filed late.

                             EXECUTIVE COMPENSATION

   The following Cash Compensation Table sets forth cash compensation and certain other compensation paid or accrued by the Corporation or the Bank for services in all capacities rendered during fiscal years ended June 30, 2000, 1999 and 1998 to the Corporation's CEO and the four most highly compensated executive officers of the Corporation and the Bank, other than the CEO, whose cash compensation for the fiscal year ended June 30, 2000 determined in accordance with Item 402 of SEC Regulation S-K exceeded $100,000 (together, the "Named Executives").

                           Summary Compensation Table

                                                                       Long Term
                                   Annual Compensation Awards         Compensation
                               -------------------------------------- ------------      (i)
          (a)                                               (e)            (g)       All Other
        Name and           (b)    (c)      (d)         Other Annual     Options/    Compensation
   Principal Position     Year Salary($) Bonus($)     Compensation($)    SARs(#)      ($)(18)
   ------------------     ---- --------- --------     --------------- ------------  ------------
Francis J. Wiatr........  2000 $208,846  $125,000(1)      $  --             --         $6,743
 Chairman, President and  1999  170,000   100,000(2)         --          10,000(15)     6,312
 CEO of the Corporation   1998  170,000    85,000(3)         --          10,000(17)     6,518
 and the Bank

Betty F. Pacocha........  2000  107,231    60,000(4)         --             --          3,886
 Executive Vice           1999   98,462    50,000(5)         --           6,000(16)     3,559
 President                1998   89,539    10,000(6)         --             --          3,403
 & Secretary of the Bank

B. Ian McMahon..........  2000  118,654    15,000(7)         --             --          4,156
 Senior Vice President    1999  110,077    10,000(8)         --           3,000(16)     3,817
 & CFO of the Bank        1998  103,846    10,000(9)         --           5,000(17)     3,669

Thomas W. Grant.........  2000  109,039    20,000(10)        --             --          3,946
 Senior Vice President    1999  104,231    20,000(11)        --           3,000(16)     3,762
 of the Bank              1998   99,423       --             --             --          3,640

Terrence J. Shannon.....  2000 $ 95,039  $ 20,000(12)     $  --             --         $7,049
 Senior Vice President    1999   84,175    40,000(13)        --           5,000(16)     6,810
 of the Bank              1998   79,285    25,000(14)        --           5,000(17)     5,497

--------
(1) Mr. Wiatr will receive a performance bonus of $125,000 for the 2000 fiscal year, the payment of which is deferred until October 31, 2004 and which is conditioned upon the stock performance of the Corporation.
(2) Mr. Wiatr will receive a performance bonus of $100,000 for the 1999 fiscal year, the payment of which is deferred until October 31, 2003 and which is conditioned upon the stock performance of the Corporation.
(3) Mr. Wiatr will receive a performance bonus of $85,000 for the 1998 fiscal year, the payment of which is deferred until October 31, 2002 and which is conditioned upon the stock performance of the Corporation.
(4) Ms. Pacocha received a performance bonus totaling $60,000 for the 2000 fiscal year.
(5) Ms. Pacocha received a performance bonus totaling $50,000 for the 1999 fiscal year.
(6) Ms. Pacocha received a performance bonus totaling $10,000 for the 1998 fiscal year.
(7) Mr. McMahon received a performance bonus totaling $15,000 for the 2000 fiscal year.
(8) Mr. McMahon will receive a performance bonus totaling $10,000 for the 1999 fiscal year, the payment of which is deferred until October 31, 2003 and which is conditioned upon the stock performance of the Corporation.
(9) Mr. McMahon will receive a performance bonus of $10,000 for the 1998 fiscal year, the payment of which is deferred until October 31, 2002 and which is conditioned upon the stock performance of the Corporation.
(10) Mr. Grant received a performance bonus totaling $20,000 for the 2000 fiscal year.
(11) Mr. Grant received a performance bonus totaling $20,000 for the 1999 fiscal year.
(12) Mr. Shannon received a performance bonus totaling $20,000 for the 2000 fiscal year.
(13) Mr. Shannon received a performance bonus totaling $40,000 for the 1999 fiscal year.
(14) Mr. Shannon received a performance bonus totaling $25,000 for the 1998 fiscal year.
(15) Represents stock options granted on September 16, 1999 based on performance for the 1999 fiscal year.
(16) Represents stock options granted on August 19, 1999 based on performance for the 1999 fiscal year.
(17) Represents stock options granted on July 28, 1998 based on performance for the 1998 fiscal year.
(18) The amounts reported for All Other Compensation include the following: (i) Term life insurance premiums paid by the Corporation or the Bank in fiscal year 2000, 1999 and 1998 on behalf of each of the named executives: Mr. Wiatr, $1,937, $1,569 and $1,775, respectively; Ms. Pacocha, $629, $605 and
     $518, respectively; Mr. McMahon, $552, $515 and $495, respectively; Mr. Grant, $635, $635 and $576, respectively; and Mr. Shannon, $4,162, $3,471 and $2,851, respectively; and
   (ii) Contribution match paid by the Bank under the Bank's 401K Plan in fiscal year 2000, 1999 and 1998 on behalf of Mr. Wiatr, $4,806, $4,743 and $4,743 respectively; Ms. Pacocha, $3,257, $2,954 and $2,885 respectively;
   Mr. McMahon, $3,604, $3,302 and $3,174 respectively; Mr. Grant, $3,311, $3,127 and $3,064; and Mr. Shannon, $2,887, $3,339 and $2,646 respectively.

   The following table provides detailed information concerning stock options exercised by the Named Executives during the fiscal year ended June 30, 2000. This table also provides information concerning the number and value of specified exercisable ("vested") and unexercisable ("unvested") stock options at June 30, 2000. Finally, this table reports the value of unexercised "in-the-money" stock options at June 30, 2000, which represents the positive spread between the exercise price of any such existing stock options and the fair market value of the Corporation's Common Stock on June 30, 2000 ($10.09375).

      Aggregated Option/SAR Exercises in Fiscal Year Ended June 30, 1999
                   and June 30, 2000 Option/SAR Value Table

      (a)                     (b)           (c)                (d)                         (e)
                                                       Number of Number of    Value of Unexercised In-the-
                             Shares                 Unexercised Options/SARs   Money Options/SARs at June
                            Acquired     Value(1)       at June 30, 2000                30, 2000
      Name               on Exercise(#) Realized($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
      ----               -------------- ----------- ---------------------------------------------------------
Francis J. Wiatr........       --            --          145,000 /        0   $      633,594 / $        --
Betty F. Pacocha........     3,000        $8,156          27,500 /        0   $      134,391 / $        --
B. Ian McMahon..........       --            --           26,500 /        0   $       91,984 / $        --
Thomas W. Grant.........       --            --           20,000 /        0   $       61,406 / $        --
Terrence J. Shannon.....       --            --           26,000 /        0   $       75,000 / $        --

(1) Based on the average of the bid and asked price of the Corporation's common stock as reported on The Nasdaq Stock Market on June 30, 2000.

Options/SAR Grants

   The following table provides detailed information concerning stock options granted to the Named Executives pursuant to the 1986 Plan during the fiscal year ended June 30, 2000. In addition, in accordance with SEC rules, this table shows potential realizable gains that would exist for these options for the Named Executives. These potential gains are based on assumed annualized rates of stock price appreciation of 5% and 10% from the date the options were granted over the full 10 year option term.

             Options/SAR Grants in Fiscal Year Ended June 30, 2000

                                                                            Potential
                                                                         Realizable Value
                                                                        at Assumed Annual
                                                                          Rates of Stock
                                                                        Price Appreciation
                                       Individual Grants                 Over Option Term
                         ---------------------------------------------- ------------------
      (a)                     (b)           (c)        (d)       (e)       (f)      (g)
                                        % of Total
                                       Options/SARs Exercise
                                        Granted to  or Base
                            Options    Employees in  Price   Expiration
      Name               Granted(#)(1) Fiscal Year   ($/Sh)     Date    5%($)(2) 10%($)(2)
      ----               ------------- ------------ -------- ---------- -------- ---------
Francis J. Wiatr........   10,000(3)       18.3     10.8750   09/15/09   68,390   173,320
Betty F. Pacocha........    6,000(4)       11.0     10.9375   08/19/09   41,271   104,589
B. Ian McMahon..........    3,000(4)        5.5     10.9375   08/18/09   20,636    52,295
Thomas W. Grant.........    5,000(4)        9.2     10.9375   08/18/09   34,393    87,158
Terrence J. Shannon.....    5,000(4)        9.2     10.9375   08/18/09   34,393    87,158

--------

(1) Options granted pursuant to the 1986 Plan will terminate on the earlier of ten years from the date of grant or three months following the employee's ceasing to be employed by the Corporation or the Bank. Under the terms of the 1986 Plan, the Salary and Benefits Committee retains limited discretion to modify the terms of outstanding options, including the repricing of options, under certain conditions.
(2) The resulting stock price for the grant expiring on August 19, 2009 would be $17.816 at 5% and $28.369 at 10% compounded annually for 10 years. The resulting stock price for the grant expiring on September 16, 2009 would be $17.714 at 5% and $28.207 at 10% compounded annually for 10 years.
(3) Represents stock options granted on September 16, 1999 based on performance for the 1999 fiscal year.
(4) Represents stock options granted on August 19, 1999 based on performance for the 1999 fiscal year.

Employment Agreements

   The Bank currently has an Employment Agreement with Mr. Wiatr. Mr. Wiatr's agreement currently provides for an annual base compensation of $215,000. Mr. Wiatr also agrees to serve as director of the Corporation and the Bank (for so long as he continues as an officer of the Corporation and Bank) for which he will receive no additional compensation. The Agreement also provides for certain customary benefits, including an automobile allowance and country club membership.

   Mr. Wiatr's agreement provides that if the Corporation or the Bank experiences a change in control, Mr. Wiatr will be entitled to receive a lump sum cash payment equal to three times the greater of his compensation for the last full fiscal year preceding the change in control or the average of such compensation for the last three full fiscal years. Such payments are not limited to amounts which would be fully deductible for federal income tax purposes pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, and the Corporation (or its successors) will be additionally obligated to reimburse Mr. Wiatr for any excise tax he incurs on such payments pursuant to Section 280G and related I.R.C. provisions. If Mr. Wiatr is terminated before a change in control occurs, no severance would be due other than a continuation of benefits for three months and payment for unused vacation time.

   The agreement provides that for a period of two (2) years following Mr. Wiatr's employment with the Bank, he shall not engage in, render advice or assistance to or be employed on a compensation basis by any person, firm or entity which is in competition (as defined in the agreement) with the Bank. In addition, Mr. Wiatr agrees in the agreement not to use or reveal, at any time during or after the term of the agreement, any confidential information that he has received during the course of his employment at the Bank.

   The Bank has also entered into one-year change of control agreements with Ms. Pacocha, Mr. McMahon, Mr. Grant, Mr. Shannon and one other executive officer of the Bank. In addition, the Bank has also entered into six-month change of control agreements with three other executive officers of the Bank. The agreements provide that, in the event of a change in control of the Corporation or Bank, the executive will be entitled to a lump sum cash payment equal to the greater of his or her compensation for the last full fiscal year preceding the change in control or the average of such compensation for the last three full fiscal years. In no event shall such payments be made in an amount which would cause them to be deemed non-deductible "excess parachute payments" under Section 280G of the Internal Revenue Code, as amended.

                             EMPLOYEE BENEFIT PLANS

Pension Plan

   The Bank maintains a non-contributory defined benefit pension plan (the "Pension Plan") that is qualified under the Internal Revenue Code and complies with the requirements of the Employee Retirement Income Security Act of 1984 ("ERISA").

   Effective September 1, 1993 the Pension Plan was curtailed and the crediting of additional benefits to participants under the Pension Plan discontinued. Distributions of vested benefits will be made after the retirement of vested participants. If a participant terminates employment before attaining the normal retirement date as set forth in the Pension Plan, the Pension Plan's vesting provisions will govern whether such participant is entitled to any benefits pursuant to such Pension Plan.

   The Pension Plan covers full-time employees, as of September 1, 1993, who had attained the age of 21 years and had completed at least six months service with the Bank at September 1, 1993. The Pension Plan provides in general for monthly payments to or on behalf of each covered employee upon such employee's retirement at age 62 or 65, depending upon whether their employment began before April 1, 1976, or after that date. Annual payments are based upon the employee's basic annual compensation for the highest paid three years of employment through September 1, 1993 and such employee's covered months of service to a maximum of 60 percent.

   The Pension Plan provides for optional early retirement benefits provided a participant has attained age 58 and completed at least 25 years of service with the Bank or attained the age of 62 depending on whether their employment began before April 1, 1976 or after that date. The Pension Plan also provides death benefits comparable to the benefits offered in the case of early retirement. To fund the benefits provided by the Pension Plan, the Bank makes an annual contribution, if required, for the benefit of eligible employees computed on an actuarial basis. No contribution was required or made during the last fiscal year. Contributions to the Pension Plan fund are paid entirely by the Bank and expenses of administering the Pension Plan are paid from the fund.

   The following table illustrates annual pension benefits for retirement in fiscal 2000 at age 65 under the most advantageous Pension Plan provisions available for various levels of compensation and years of service. The Bank's Pension Plan does not provide for Social Security integration.

                               Pension Plan Table

  Average                          Years of Service(b)
   Final        -----------------------------------------------------------------------
Earnings(a)     15 Years       20 Years       25 Years       30 Years       35 Years
-----------     --------       --------       --------       --------       --------
$ 25,000        $ 7,500        $10,000        $12,500        $15,000        $15,000
  50,000         15,000         20,000         25,000         30,000         30,000
  75,000         22,500         30,000         37,500         45,000         45,000
 100,000         30,000         40,000         50,000         60,000         60,000
 125,000         37,500         50,000         62,500         75,000         75,000
 150,000         45,000         60,000         75,000         90,000         90,000

--------
(a) Average of highest three years of annual compensation.
(b) Benefits are computed based on the participant's average of highest three years of annual compensation and the number of months of service, up to a maximum of 60%. The Pension Plan does not provide for Social Security integration.

   As of June 30, 2000, Ms. Pacocha's salary for pension benefit purposes was $57,188, she had thirty-two years of service accrued. No amounts would be payable to Messrs. Wiatr, McMahon, Grant, or Shannon pursuant to the Pension Plan.

Savings and Protection Plan

   Effective April 1, 1994 the Bank amended its Profit-Sharing Plan to add a 401K provision. This part of the Plan allows for a defined contribution by employees with a match by the Bank of 50% on the first 6% of an employee's salary. If an employee elects to contribute greater than 6% of his or her salary, the Bank's match is capped at 50% of 6% of the employee's salary. The Bank amended the Plan, as of January 1, 2000, to change the match to 100% of the first 3% of the employee's salary and 50% of the next 2% of the employee's salary. After January 1, 2000, if an employee elects to contribute greater than 5% of his or her salary, the Bank's match is capped at 100% of the first 3% and 50% of the next 2% of the employee's salary. The Bank's total matching contribution for the fiscal year ended June 30, 2000, was $99,759. All contributions under the 401K are vested when made, except to the extent adjustment may be necessary to comply with applicable allocation restrictions which apply to 401K plans generally.

   The Bank maintains a non-contributory profit-sharing feature to the Profit Sharing Plan which benefits all full-time employees and follows the same eligibility requirements contained in the Bank's Pension Plan. The amounts contributed to the Profit-Sharing Plan are determined annually by the Board of Directors of the Bank on a discretionary basis. No contributions were made to the profit-sharing feature of the Profit Sharing Plan in the fiscal year ended June 30, 2000.

   The Board of Directors of the Bank reviews the structure of the Profit-Sharing Plan annually, and makes whatever adjustments it deems appropriate. The Bank has no long-term agreement or commitment to maintain the Profit-Sharing Plan.

Supplemental Retirement Plan

   The Bank has provided Mr. Wiatr with a Supplemental Retirement Agreement pursuant to which Mr. Wiatr may receive retirement benefits beginning at age 65 for 15 years. The amount of retirement benefits are dependant on his years of service to the Bank up to the maximum age of 65. If Mr. Wiatr's employment with the Bank were to end during the fiscal year 2001, he would be entitled to an annual retirement benefit of $21,119 beginning at age 65. The Agreement represents an unsecured general obligation of the Bank, although the Bank has purchased a life insurance policy on Mr. Wiatr as a funding vehicle for the benefits obligation.

   REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The Board of Directors as a whole makes decisions on compensation for executive officers (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning their compensation). The Board is currently comprised of ten members. Because the business of the Corporation currently consists of the business of the Bank, no separate cash compensation is paid to the executive officers of the Corporation. Except for Mr. Wiatr, who participated in discussions concerning Ms. Pacocha's compensation, no other members of the Board who participated in these decisions are employed by the Corporation or the Bank, neither do any of these members have an interlocking relationship with a compensation committee of another entity, nor do they participate in any of the Corporation's or Bank's executive compensation plans.

   In addition, the Salary and Benefits Committee, none of whose members are employees of the Corporation or the Bank, makes recommendations to the Board of Directors concerning the grant of stock options pursuant to the 1986 Plan to employees, including director and non-director executive employees. Based on these recommendations, the Board of Directors makes decisions regarding the grant of any such options (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning themselves). This Committee also makes recommendations to the Board of Directors on compensation for other officers and employees and on other benefit plans for employees of the Corporation and the Bank.

   The Board of Directors does not have formal compensation policies. The Board does, however, consider the Corporation's and the Bank's performance, the accomplishment of business objectives, and the individual's contribution to earnings and shareholder value in setting senior officer compensation levels. The Board also considers the compensation paid by peer group institutions with the goal of being competitive in the attraction and retention of qualified executives. The three principal components of executive officers' compensation are salary, performance cash bonuses, and stock options granted under the Corporation's 1986 Plan. The Board considers granting bonuses only when it determines that performance is meritorious and exceptional, and only after consideration of such factors as the Bank's performance for such year compared to prior years, and the time and effort exerted by management. These decisions are made on a judgmental basis, and not according to a specific formula. The Corporation's CEO, Mr. Wiatr, received a salary of $210,000 in fiscal year 2000 and $170,000 in fiscal year 1999. This salary is required under Mr. Wiatr's employment contract. The Board chose to recognize meritorious performance by Messrs. Wiatr, McMahon, Grant, Shannon and Ms. Pacocha in the fiscal year ended June 30, 2000 by awarding performance bonuses as reflected in the Summary Compensation Table. Mr. Wiatr's bonus of $125,000 represented a $25,000 increase over his bonus of $100,000 in the prior year, based primarily on achievement of pre-established performance targets (individual and company) and comparison to local and national total compensation figures for comparable institutions.

   Board of Directors of the Corporation and the Bank

   Willis H. Barton, Jr.                  Robert J. McCarthy
   Herbert E. Bullock                     Betty F. Pacocha (not as to herself)
   Joseph Carlson II                      Suzanne L. Powers
   Kevin L. Dumas                         Francis J. Wiatr (not as to himself)
   Laurie G. Gonthier                     Mary C. Williams

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are independent from management and the Corporation. All Audit Committee members are considered to be financially literate by the Board of Directors of the Corporation. At least one member of the Audit Committee has accounting or related financial management expertise.

   The Audit Committee has reviewed and discussed the audited financial statements, for June 30, 2000, with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received from PricewaterhouseCoopers LLP the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PricewaterhouseCoopers LLP the auditors' independence from the Corporation. Based upon these discussions the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Form 10-K, for the year ended June 30, 2000.

   Audit Committee of the Board of Directors of the Corporation and the Bank

   Herbert E. Bullock
   Joseph Carlson II
   Kevin L. Dumas
   Laurie G. Gonthier
   Mary C. Williams

                               PERFORMANCE GRAPH

   The following graph compares over the last five years the cumulative total shareholder return on the Corporation's Common Stock, based on the market price of the Corporation's Common Stock, with the cumulative total return of companies on the S&P 500 Index and the reported total return of companies on the SNL New England Thrift Index. Total return values were calculated based on cumulative total return values assuming reinvestment of dividends. The graph assumes a $100 investment on June 30, 1995.




                                    [GRAPH]

              S&P 500     NewMil Bancorp, Inc     SNL New England Thrift
1995          $100.00           $100.00                   $100.00
1996           125.90            110.70                    127.60
1997           169.60            193.40                    208.10
1998           220.60            219.20                    289.60
1999           270.70            194.70                    246.30
2000           290.20            186.50                    191.10


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

   During the fiscal year ended June 30, 2000, certain directors and officers of the Corporation and the Bank and associates of such directors and officers have been and currently are customers of the Bank and the Corporation and have had banking and other transactions with the Bank and the Corporation. All transactions, including loans, if any, made to such persons and their associates (a) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the Bank, (b) were made in the ordinary course of business, and (c) did not involve more than the normal risk of collectability or present other unfavorable features.

                                   PROPOSAL 2

   AMENDMENT OF THE 1986 STOCK OPTION AND INCENTIVE PLAN FOR KEY OFFICERS AND
                                   EMPLOYEES

   The Board of Directors has adopted an amendment to and restated the Corporation's 1986 Stock Option and Incentive Plan (the "Plan") subject to approval by shareholders, pursuant to which the aggregate number of shares of stock subject to options which may be granted under the Plan will increase from its present 525,000 shares to 615,000 shares (an increase of 90,000 shares). Set forth below is a description of the Plan substantially in the form presented in the Bank's 1986 proxy statement pursuant to which the shareholders originally approved the Plan. The Plan was amended by the shareholders in October 1994 to extend the term of the Plan until 2005, to increase the number of option shares from 296,000 to 446,000 and to make other technical changes. The Plan was amended by the shareholders in October 1997 to increase the number of option shares from 446,000 to 525,000. The Plan is designed to allow the Corporation and the Bank to attract and to retain key personnel through the use of an executive stock incentive plan. The Plan provides for incentive stock options and nonqualified stock options ("Stock Options"), stock appreciation rights ("SAR"), and performance awards. The maximum number of shares reserved for the Plan is presently 525,000 and, if the amendment is approved, will increase to 615,000.

   The Amendment is subject to approval by the shareholders. Options already granted pursuant to the Plan are not affected by the proposed Amendment. Although utilizing substantially the language of the Plan as amended in 1994, the Amendment will be deemed to be a new plan for the purposes of Internal Revenue Code of 1986, as amended, Section 422(b)(3) with respect to all options not previously granted.

   The Plan is administered by the Salary and Benefits Committee of the Bank's Board of Directors. The Committee will select full-time key employees eligible to participate, determine the terms of the awards, interpret the Plan and make all other determinations for administering the Plan. No person who may be in a position to receive a Plan option may be a member of the Salary and Benefits Committee; therefore, Mr. Wiatr and Ms. Pacocha are not and may not be (as long as they are full-time employees) members of that Committee.

   The Plan provides that certain of the Stock Options are intended to qualify as "Incentive Stock Options" within the meaning of Section 422A of the Code. Incentive Stock Options may entitle the optionees to favorable federal income tax treatment if certain required holding periods are met. Other Stock Options will be granted as nonqualifying Stock Options. Incentive Stock Options will be issued at an option price based upon the fair market value of the shares of Common Stock on the date of grant. Nonqualifying Stock Options will be issued at an option price determined by the Board, but may not be less than 85 percent of the market value of the Corporation's stock at the time the option is issued. Exercise of a Stock Option will be subject to terms and conditions set by the Board and set forth in the instrument evidencing the Stock Option. Stock Options may be exercised with either cash or shares of Common Stock. The date of expiration of a Stock Option will be fixed by the Board, but may not be longer than ten years from the date of grant.

   For an option to qualify as an incentive option, the optionee generally must be an employee of the Corporation or a subsidiary from the date the option is granted through a date within three months before the date of exercise.

   As to incentive options, the Corporation will not be entitled to any deduction for tax purposes upon grant or exercise of an incentive option if the optionee holds the shares for at least two years after the date of grant or one year from the date of option exercise, whichever is later. If all of the requirements for incentive stock options are met, except for the special holding period rules set forth in the preceding sentence, the Corporation will be allowed a deduction when the optionee disposes of the stock, generally in an amount equal to the excess of the fair market vale of the stock at the time the option was exercised over the option exercise pri (but not in excess of the gain realized on the sale). When the optionee exercises a nonqualifying option, the Corporation will be entitled to a tax deduction in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (or, if the optionee is subject to certain restrictions imposed by the securities laws, upon lapse of those restrictions, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to restrictions). An optionee of nonqualified options will not recognize income for federal income tax purposes on the grant of options, but will recognize ordinary income on the date of exercise equal to the difference between the exercise price and the fair market value of the stock acquired through exercise of the option.

   SARs may be granted in conjunction with all or any part of any Stock Option. SARs entitle the holder of a Stock Option with respect to which SARs are granted to surrender the Stock Option, or any applicable unexercised portion thereof, and to receive the difference (the "SAR Difference") between (i) fair market value of the shares of Common Stock subject to the surrendered option at the time the SARs are exercised and (ii) the option price of such shares. The Bank, at the sole discretion of the Board, will pay such difference either by delivery of shares of Common Stock or cash or some combination of Common Stock and cash. SARs may be exercised at such time or times and to the extent, but only to the extent, that the related Stock Options may be exercised, and only after the holder has held the SAR and related Stock option for a period of at least six months. The SAR holder will recognize income for federal income tax purposes, and the Corporation will be entitled to a deduction for federal income tax purposes, upon receipt of and in the amount of the SAR Difference.

   Performance awards may be granted by the Board from time to time as an additional incentive to management accountability and as a means of performance measurement. Awards may be measured against individual achievements, those of the Corporation or both. Upon making an award, the Board will determine the stated value of such award (the "Stated Value"). The Stated Value will be a function of the fair market value of a share of Common Stock. The earnings of an award (the "Performance Shares") by the key employee will be calculated by reference to a performance target for such shares for a prescribed period of time. The performance target will be based on a specific dollar amount of growth or on a percentage rate of improvement in such elements as the Corporation's earnings per share, net income before securities transactions, return on equity or other such measures related to growth or improvement of the Corporation as the Board shall determine. To the extent that a performance target is either not achieved or is exceeded, the Board shall determine the value deemed to have been earned. Performance Share payments will be made in cash or Common Stock or some combination of cash and Common Stock, at the discretion of the Board. The recipient will recognize income for federal income tax purposes, and the Corporation will be entitled to a deduction for federal income tax purposes, in the amount of and at the time of earning Performance Shares.

   Stock Options and SARs will expire based upon a schedule following termination of employment due to retirement, disability or death. All Performance Shares covered by a performance award agreement at the time of termination of employment due to retirement, disability or death will be subject to payment at the end of their term, in the determination of the Board. Upon their termination of employment for any reason other than retirement, disability or death, all Stock Options and SARs will terminate on the earlier of their expiration date or thirty days following termination. In no event may a Stock Option or SAR be exercised after the expiration of its term.

   At the present time, the Salary and Benefits Committee has not identified any potential recipients of Stock Options, SARs or Performance Shares which may be granted in the future under the proposed amendment to the Plan. Currently, 21,464 option shares are available for grant under the Plan; there are no SARs or Performance Shares outstanding. Future awards may be granted to any full-time employee of the Bank or Corporation, of which there were approximately 118 as of June 30, 2000. The 90,000 additional option shares would have a market value of $956,250 in the aggregate based upon a fair market value of $10.625 per share on September 1, 2000.

   THE ADOPTION OF THE AMENDMENT TO THE 1986 STOCK OPTION AND INCENTIVE PLAN MUST BE RATIFIED BY THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE 1986 STOCK OPTION AND INCENTIVE PLAN.

                                   PROPOSAL 3

         AMENDMENT OF THE 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

   The Board of Directors has adopted an amendment to and restated the Corporation's 1992 Stock Option Plan For Outside Directors (the "Directors Plan") subject to approval by shareholders, pursuant to which the aggregate number of shares of stock subject to options which may be granted under the Directors Plan will increase from its present 130,000 shares to 190,000 shares (an increase of 60,000 shares). Set forth below is a description of the Directors Plan, as amended by shareholders in 1995 and as proposed to be amended here. The Directors Plan is designed to allow the Corporation and the Bank to attract and to retain the continued services of non-employee directors of the Corporation with the requisite qualifications and to encourage such directors to secure or increase on reasonable terms their stock ownership in the Corporation. The maximum number of shares reserved for the Plan is presently 130,000 (all of which have been issued) and, if the amendment is approved, will increase to 190,000.

   The Amendment is subject to approval by the shareholders. Options already granted pursuant to the Directors Plan are not affected by the proposed Amendment. Although utilizing substantially the language of the Directors Plan as amended in 1995, the Amendment will be deemed to be a new plan for the purposes of Internal Revenue Code of 1986, as amended, Section 422(b)(3) with respect to all options not previously granted.

   The Directors Plan, as amended, provides for automatic option grants of 2,000 shares to each non-employee director of the Corporation as of June 30 of each year (the grant for June 30, 2000 will be on October 25, 2000, assuming adoption of this proposal); newly elected non-employee directors receive option grants of 3,000 shares. All options are granted at an exercise price equal to the fair market value of the shares on the date of grant and are for a term of 10 years following the grant. No option may be exercised until six months after it is granted, and may not be assigned or transferred except by will and/or by the laws of descent and distribution and may be exercised during the life of any participant only by the participant. Federal income tax consequences of option grants and exercises to non-employee directors are as set forth for "nonqualifying options" in "Proposal 2" above.

   The Directors Plan is administered by the Salary and Benefits Committee of the Bank's Board of Directors (the "Committee"). The Committee has the authority to interpret the Directors Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations with respect to the administration of the Directors Plan. The Committee, however, has no discretion to determine the non-employee directors who will receive options, the number of shares subject to options, or the term upon which, the times at which or the periods within which shares may be acquired or the options may be acquired and exercised, all of such terms being prescribed in the Plan itself.

   If the amendment to the Directors Plan is approved, the maximum number of 190,000 shares of Common Stock may be issued to individuals upon exercise of Options under the Directors Plan, except that such amount may be adjusted for stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations or liquidations. Options may be granted only to members of the Board of Directors of the Corporation who are not otherwise employees of the Corporation or any of its subsidiaries on the date of the grant.

   If the amendment to the Directors Plan is approved, each non-employee director of the Bank will continue to receive an annual grant of an Option to purchase 2,000 shares of Common Stock, (the market value of which, at September 1, 2000, would be $21,250). Mr. Dumas, if elected as anticipated would receive an initial grant to purchase 3,000 shares.

   The 60,000 additional option shares would have a market value of $637,500 in the aggregate based upon a fair market value of $10.625 per share on September 1, 2000.

   THE ADOPTION OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS MUST BE RATIFIED BY THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

                                   PROPOSAL 4

        RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
         INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001

   The Board of Directors of the Corporation has made arrangements with PricewaterhouseCoopers LLP, independent certified public accountants, to be its independent auditors for the fiscal year ending June 30, 2001 subject to ratification by the Corporation's shareholders. Neither the firm nor any of its partners has any direct or indirect financial interest in, or any connection (other than as independent auditors) with the Corporation or the Bank. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires to do so and to respond to shareholders' questions.

   THE INDEPENDENT AUDITORS MUST BE RATIFIED BY A MAJORITY OF THE VOTES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION.

                             SHAREHOLDER PROPOSALS

   Proposals of the Corporation's shareholders intended to be presented at the 2001 annual meeting of the Corporation must be received by the Corporation not later than May 18, 2001, to be included in the Corporation's proxy statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

   At the time of preparation of this Proxy Statement, the Board of Directors of the Corporation knew of no other matters to be presented for action at the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. If any other matters properly come before the Meeting or any adjournment(s) thereof, the proxies will be voted in accordance with the determination of a majority of the Board of Directors.

                                          By order of the Board of Directors,

                                          BETTY F. PACOCHA
                                          Secretary

September 15, 2000

                          SECOND AMENDED AND RESTATED
                      1986 STOCK OPTION AND INCENTIVE PLAN
                         FOR OFFICERS AND KEY EMPLOYEES

                                       OF

                              NEWMIL BANCORP, INC.

1.   Purpose.  This 1986 Stock Option and Incentive Plan (the "Plan") of NewMil
     -------
     Bancorp, Inc. (the "Corporation") is intended to advance the interests of the Corporation and the New Milford Savings Bank (the "Bank") by providing certain of their employees with an additional incentive, encouraging stock ownership by such employees, increasing their proprietary interest in the success of the Corporation and the Bank and encouraging them to remain employees of the Corporation and the Bank. This Plan was originally adopted in 1986 and was amended in 1994 to extend the Plan until 2005 and to increase the number of option shares from 296,000 to 446,000; again in 1997 to increase the number of option shares from 446,000 to 525,000; and again in 2000 to increase the number of option shares from 525,000 to 615,000. At the time of adopting the 2000 amendment, 21,464 option shares remained available under the Plan which, with the 90,000 additional option shares authorized in 2000, amounted to 111,464.

2.   Definitions.  Whenever used herein, the following terms shall have the
     -----------
     meanings set forth below:

     (a)  "Board" means the Board of Directors of the Corporation.

     (b) "Code" means the Internal revenue Code of 1986, as it may be amended from time to time.

     (c) "Committee" means the Salary and Benefits Committee appointed by the Board to administer this Plan pursuant to Section 3 hereof.

     (d)  "Disability" means a permanent and total disability as defined in
          Section 422(c)(6) of the Code.

     (e)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (f) "Fair Market Value" means the average of closing bid and ask prices for the Shares on the date as of which the determination is made (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined by rules to be adopted by the Committee.

     (g) "Grantee" means an employee of the Corporation or one of its subsidiaries to whom an option is granted.

     (h) "New Milford Group" means the Corporation or the Bank, or a corporation, or a parent corporation or subsidiary corporation of them, issuing or assuming an Option in a transaction of the type described in Section 424(a) of the Code. The terms "parent corporation" and "subsidiary corporation" shall have the meanings assigned to such terms by Section 424 of the Code.

     (i) "Incentive Stock Option" means an Option granted pursuant to the Incentive Stock Option provisions as set forth in Part II of this Plan.

     (j) "Nonqualified Stock Option" means an Option granted pursuant to the Nonqualified Stock Option provisions as set forth in Part III of this Plan.

     (k)  "Option" means an option to purchase Shares pursuant to this Plan.

     (l) "Participant" means an individual to whom an Option is granted, or a Performance Award is made under this Plan.

     (m)  "Performance Award" means an award made to a Participant pursuant to
          Part IV of this Plan.

     (n)  "Shares" means shares of the Corporation's common stock.

     (o) "Stock Appreciation Right" means a stock appreciation right granted to a Participant pursuant to Section 3 of Part II or Part III of this Plan.

3.   Administration.  This Plan shall be administered by a Salary and Benefits
     --------------
     Committee appointed by the Board. The Committee shall consist of three members of the Board who are not eligible to participate in the Plan. The Board, at its pleasure, may remove members from or add members to the Committee. A majority of Committee members shall constitute a quorum of members, and the actions of the majority shall be final and binding on the whole Committee.

     In addition to the other powers granted to the Committee under this Plan, the Committee shall have the power, subject to the terms of this Plan: (i) to determine which of the eligible employees shall be granted Options, Stock Appreciation Rights and Performance Awards; (ii) to determine the time or times when Options, Stock Appreciation Rights and Performance Awards shall be granted and to determine the number of Shares subject to each Option, Stock Appreciation Right and Performance Award; (iii) to grant Options with or without related Stock Appreciation Rights; (iv) to determine whether Stock Appreciation Rights and Performance Awards shall be settled in cash, in Shares, or in a combination of cash and Shares; (v) to accelerate or extend (except for Incentive Stock Options) the date on which a previously granted Option or Stock Appreciation Right may be exercised (including extensions after the employee has left the employ of the Corporation or Bank); (vi) to prescribe the form of agreement evidencing Options, Stock Appreciation Rights and Performance Awards granted pursuant to this Plan; (vii) to establish corporate performance goals for purposes of the granting of Performance Awards; and (viii) to construe and interpret this Plan and the agreements evidencing Options, Stock Appreciation Rights and Performance Shares granted pursuant to this Plan, and to make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

     Notwithstanding the above, the Board shall not appoint any member of the Board to the Committee if, during the one-year period immediately prior to such proposed appointment, the member received a grant or award pursuant to the Plan or any other plan of the Corporation other than the 1992 Stock Option Plan for Outside Directors.

4.   Eligibility.  The individuals who shall be eligible to receive Options,
     -----------
     Stock Appreciation Rights and Performance Awards shall be such full-time employees employed by a member of the "New Milford Group" as shall be selected by the Committee. Without otherwise limiting the foregoing, no individual is eligible to receive any grant under this Plan if, at the time, he is also eligible to receive options under any stock option plan for any member of the New Milford Group maintained for outside directors of such member, such as the Corporation's 1992 Stock Option Plan for Outside Directors. Participants chosen to participate under this Plan may be granted an Incentive Stock Option (with or without a related Stock Appreciation Right), a Nonqualified Stock Option (with or without a related Stock Appreciation right), Performance Awards or any combination thereof; provided, however, that no person shall be eligible to receive or exercise any rights under this Plan for a period of one (1) year following the effective date of this Plan if such person owns, directly or indirectly, five percent (5%) or more of the Bank's total outstanding Shares or would own such amount as a result of the exercise of Options or Performance Awards granted hereunder.

5.   Shares Subject to this Program.  The Shares subject to Options, Stock
     ------------------------------
     Appreciation Rights and Performance Awards shall be either authorized and unissued Shares or treasury Shares. The aggregate number of Shares which may be issued pursuant to the exercise of Options and Stock Appreciation Rights and granted pursuant to a Performance Award under this Program shall be 615,000. Except as provided below, if an Option shall expire and terminate for any reason, in whole or in part, without being exercised, or if any Shares subject to a Performance Award shall be forfeited for any reason, the number of Shares as to which such expired or terminated Option shall not have been exercised or so forfeited may again become available for the grant of Options, Stock Appreciation Rights or Performance Awards. If a Stock Appreciation Right is exercised in whole or in part, and, as a result the related Nonqualified Stock Option or Incentive Stock Option is cancelled to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised, such number of Shares shall not again be available for the grant of Options, Stock Appreciation Rights or Performance Awards.

6.   No Tandem Options.  There shall be no terms and conditions under an Option
     -----------------
     which provide that the exercise of an Incentive Stock Option reduces the number of Shares for which a Nonqualified Stock Option may be exercised; and there shall be no terms and conditions under an Option which provide that the exercise of a Nonqualified Stock Option reduces the number of Shares for which an Incentive Stock Option may be exercised.

                    II.  INCENTIVE STOCK OPTION PROVISIONS

1.   Grant of Incentive Stock Options.  Subject to the provisions of this Part
     --------------------------------
     II, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Incentive Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options. The aggregate Fair Market Value, as determined as of the date any Incentive Stock Option is granted of the Shares for which an individual has been or may be granted Incentive Stock Options (under all plans of the New Milford Group) which are exerciseable for the first time in any calendar year shall not exceed $100,000, or such excess Options shall be treated as Options which are not Incentive Stock Options. Anything herein to the contrary notwithstanding, no Incentive Stock Option shall be granted to an employee if, at the time the Incentive Stock Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of any member of the New Milford Group unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option at the time the Incentive Stock Option is granted and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

2.   Terms and Conditions of Incentive Stock Options.  Each Incentive Stock
     -----------------------------------------------
     Option may be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a)  Number of Shares.  Each Incentive Stock Option agreement shall state
          ----------------
          the number of shares covered by the agreement.

     (b)  Option Price and Method of Payment.  The option price of each
          ----------------------------------
          Incentive Stock Option shall be the Fair Market Value of the Shares on the date the Incentive Stock Option is granted. The option price shall be payable on exercise of the Option (i) in cash or by certified check, bank draft or postal or express money order, (ii) by the surrender of Shares then owned by the Participant, or (iii) partially in accordance with clause (i) and partially in accordance with clause
          (ii) of this Section 2(b). Shares so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Shares to be evidenced by delivery of the certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     (c)  Option Period.
          -------------

          (i)   General.  The period during which an Incentive Stock Option
                -------
          shall be exercisable shall not exceed ten (10) years from the date such Incentive Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Incentive Stock Option during which such Option may not be exercised and at the time of a subsequent grant of an Incentive Stock Option or at such longer time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Incentive Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 50 Shares, a multiple thereof or the total number at the time purchasable under the Incentive Stock Option.

          (ii)  Termination of Employment.  If the Participant ceases to be an
                -------------------------
          employee of any member of New Milford Group for any reason other than Disability or death, any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment. The Committee may, in its discretion, extend the period for exercise beyond three (3) months after termination, in which case the Incentive Stock Option shall be deemed to be a Nonqualified Stock Option.

          (iii) Disability.  If a Participant's employment is terminated by
                ----------
          reason of Disability, any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment. The Committee may, in its discretion, extend the time period for exercise beyond the one (1) year, in which case the Incentive Stock Option shall be deemed to be a Nonqualified Stock Option.

          (iv)  Death.  If a Participant's employment is terminated by death,
                -----
          the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant's death to exercise any then outstanding Incentive Stock Options in whole or in part. The number of Shares in respect of which an Incentive Stock Option may be exercised after a Participant's death shall be the number of Shares in respect of which such Option could be exercised as of the date of the Participant's death. In no event may the period for exercising an Incentive Stock Option extend beyond the date on which such Option would otherwise expire. The Committee may, in its discretion, extend the time period for exercise beyond the one
          (1) year, in which case the Incentive Stock Option shall be deemed to be a Nonqualified Stock Option.

     (d)  Non-transferability.  An Incentive Stock Option shall not be
          -------------------
          transferable or assignable by the Participant other than by will or the laws of descent and distribution; and shall be exercisable during the Participant's lifetime only by the Participant.

     (e)  Separate Agreements.  Nonqualified Options and/or Performance Awards
          -------------------
          may not be memorialized in the same agreement as an Incentive Stock Option.

3.   Stock Appreciation Rights.
     -------------------------

     (a)  Grant.  Stock Appreciation Rights related to all or any portion of an
          -----
          Incentive Stock Option may be granted by the Committee to any Participant in connection with the grant of an Incentive Stock Option to such Participant. Each Stock Appreciation Right shall be subject to such terms and conditions

          (which may include limitations as to the time and when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive Stock Option to which it relates) not inconsistent with the provisions of this Part II as shall be determined by the Committee and included in the agreement relating to such Incentive Stock Option and Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this
          Section 3.

     (b)  Exercise.  No Stock Appreciation Right shall be exercisable after the
          --------
          date the related Incentive Stock Option shall cease to be exercisable, and no Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion thereof shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised. A Stock Appreciation Right related to an Incentive Stock Option shall be exercisable only at a date when the then Fair Market Value of a Share exceeds the option price per share specified in the related Incentive Stock Option.

     (c)  Amount of Payment.  On exercise of a Stock Appreciation Right, a
          -----------------
          Participant shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock Option and (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

     (d)  Form of Payment.  The Committee shall have the sole discretion either
          ---------------
          (i) to determine the form in which payment in settlement of a Stock Appreciation Right will be made (i.e., cash, Shares or any combination thereof), or (ii) to consent to or disapprove the election by the Participant to receive cash in full or partial settlement of a Stock Appreciation Right, such consent or disapproval to be given at any time after the election to which it relates. If settlement of a Stock Appreciation Right, or portion thereof, is to be made in the form of Shares, the number of Shares to be distributed shall be the largest whole number obtained by dividing the cash sum otherwise distributable in respect of such settlement by the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right. The value of any fractional Share shall be paid in cash.

     (e)  Effect of Exercise of Right or Related Option.  If the related
          ---------------------------------------------
          Incentive Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Shares purchased pursuant to such exercise (but not with respect to any unpurchased Shares) shall be terminated as of the date of exercise.

     (f)  Non-transferability.  A Stock Appreciation Right shall not be
          -------------------
          transferable or assignable by the Participant other than by will or by the laws of descent and distribution, shall not be transferred other than together with the Incentive Stock Option to which it relates, and shall be exercisable during the Participant's lifetime only by the Participant.

     (g)  Termination of Employment.  If the Participant ceases to be an
          -------------------------
          employee of any member of the New Milford Group for any reason, each outstanding Stock Appreciation Right shall only be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.


                  III.  NONQUALIFIED STOCK OPTION PROVISIONS

1.   Grant of Nonqualified Stock Options.  Subject to the provisions of this
     -----------------------------------
     Part III, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Nonqualified Stock Options shall be granted and the number of shares subject to, and terms and conditions of, such Options.

2.   Terms and Conditions of Nonqualified Stock Options.  Each Nonqualified
     --------------------------------------------------
     Stock Option may be evidenced by an option agreement which shall be in such form as the Board shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a)  Number of Shares.  Each Nonqualified Stock Option agreement shall
          ----------------
          state the number of Shares covered by the agreement.

     (b)  Option Price and Method of Payment.  The option price of each
          ----------------------------------
          Nonqualified Stock Option shall be such price as the Committee, in its discretion, shall establish, and the Committee may, in its discretion, reduce the option price of such Option at any time prior to the exercise of the Option; provided, however, that the option price may not be less than 85% of the Fair Market Value, if any, of the Shares. The option price shall be payable on exercise of the Option (i) in cash or by certified check, bank draft or postal or express money order, (ii) by the surrender of Shares then owned by the Participant, or (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Section 2(b). Shares so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Shares to be evidenced by delivery of the certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     (c)  Option Period.
          -------------

          (i)   General.  The period during which a Nonqualified Stock Option
                -------
                shall be exercisable shall not exceed ten (10) years from the date such Nonqualified Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Nonqualified Stock Option during which such Option may not be exercised and at the time of a subsequent grant of a Nonqualified Stock Option or at such other time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Nonqualified Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 50 Shares, a multiple thereof or the total number at any time purchasable under the Nonqualified Stock Option.

          (ii)  Termination of Employment.  If the Participant ceases to be an
                -------------------------
                employee of any member of the New Milford Group for any reason other than Disability or death, any outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of (i) the date on which such Option would otherwise expire, or (ii) three (3) months after such a termination of employment or such longer period as the Committee may determine in its sole discretion with respect to any individual grant at the time of grant or termination; and such Option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

          (iii) Disability.  If a Participant's employment is terminated by
                ----------
                Disability, the terms of any then outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of
                (i) the date on which such Option would otherwise expire, or
                (ii) one (1) year after such termination of employment or such longer period as the Committee may determine in its sole discretion with respect to any individual grant at the time of grant or Disability; and such Option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

          (iv)  Death.  If a Participant's employment is terminated by death,
                -----
                the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant's death to exercise any then outstanding Nonqualified Stock Options in whole or in part or such longer period as the Committee may determine in its sole discretion with respect to any individual grant at the time of grant or subsequent to death. The number of Shares in respect to which a Nonqualified Stock Option may be exercised after a Participant's death shall be the number of shares in respect of which such Option could be exercised as of the date of the Participant's death. In no event may the period for exercising a Nonqualified Stock Option extend beyond the date on which such Option would otherwise expire.

     (d)  Non-transferability.  A Nonqualified Stock Option shall not be
          -------------------
          transferable or assignable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.

3.   Stock Appreciation Rights.
     -------------------------

     (a)  Grant.  Stock Appreciation Rights related to all or any portion of a
          -----
          Nonqualified Stock Option may be granted by the Committee to any Participant in connection with the grant of a Nonqualified Stock Option or unexercised portion thereof held by the Participant at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be subject to such terms and conditions (which may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive then the limitations on the exercise of the Nonqualified Stock Option to which it relates) not inconsistent with the provisions of this Part III as shall be determined by the Committee and included in the agreement relating to such Nonqualified Stock Option and Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this
          Section 3.

     (b)  Exercise.  No Stock Appreciation Right shall be exercisable with
          --------
          respect to such related Nonqualified Stock Option or portion thereof unless such Nonqualified Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Nonqualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

     (c)  Amount of Payment.  On exercise of a Stock Appreciation Right, a
          -----------------
          Participant shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Nonqualified Stock Option and (ii) the number of shares in respect to which the Stock Appreciation Right shall have been exercised.

     (d)  Form of Payment.  The Committee shall have the sole discretion either
          ---------------
          (i) to determine the form in which payment in settlement of a Stock Appreciation Right will be made (i.e., cash, Shares or any combination thereof), or (ii) to consent to or disapprove the election by the Participant to receive cash in full or partial settlement of the Stock Appreciation Right, such consent or disapproval to be given at any time after the election to which it relates. If settlement of a Stock Appreciation Right, or portion thereof, is to be made in the form of Shares, the number of Shares to be distributed and shall be the largest whole number obtained by dividing the cash sum otherwise distributable in respect of such settlement by the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right. The value of any fractional Share shall be paid in cash.

     (e)  Effect of Exercise of Right or Related Option.  If the related
          ---------------------------------------------
          Nonqualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Shares purchased pursuant to such exercise (but not with respect to any unpurchased Shares) shall be terminated as of the date of exercise.

     (f)  Non-transferability.  A Stock Appreciation Right shall not be
          -------------------
          transferable or assignable by the Participant other than by will or the laws of descent and distribution, shall not be transferred other than together with the Nonqualified Stock Option to which it relates, and shall be exercisable during the Participant's lifetime only by the Participant.

     (g)  Termination of Employment.  If the Participant ceases to be an
          -------------------------
          employee of any member of the New Milford Group for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Nonqualified Stock Option or portion thereof.

                       IV.  PERFORMANCE AWARD PROVISIONS

1.   Grant of Performance Awards.  Subject to the provisions of this Part IV,
     ---------------------------
     the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Performance Awards shall be granted and the amount and terms and conditions of such Performance Awards.

2.   Terms and Conditions of Performance Awards.  Each grant of Performance
     ------------------------------------------
     Awards shall be evidenced by an agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a)  Amount of Award.  Each Performance Award agreement shall state the
          ---------------
          number of Shares covered by the agreement which become payable if the performance criteria specified in the agreement are achieved.

     (b)  Performance Criteria.  Each time the Committee approves the granting
          --------------------
          of Performance Awards, it shall establish corporate performance goals to be attained by the Bank or individual Participants or both and the date or dates (i.e., earn-out dates) by which such goals must be achieved for the Participant to be entitled to payment of an award. These goals shall be subject to subsequent modification by the Committee, as appropriate based on changes in business conditions. To the extent that a performance goal is either not achieved or is exceeded by the applicable earn-out date or dates specified in the agreement, the amount of the award to be earned shall be determined by the Committee.

     (c)  Disability of Death.  No Performance Award shall be paid for any
          -------------------
          period after the termination of the Participant's employment; provided, however, that if a Participant's employment is terminated by Disability or death, then the Committee shall determine the extent to which any Shares covered by a Performance Award agreement but not yet payable shall become payable.

     (d)  Form of Payment.  The Committee shall have the sole discretion to
          ---------------
          determine the form in which payment of the Performance Award shall be made (i.e., in cash, in Shares, or in any combination thereof). Instead of distributing the number of Shares covered by the Performance Award agreement as of the applicable earn-out date, the Committee may distribute the cash equivalent (determined on the basis of Fair Market Value of a Share at such earn-out date) for all or a portion of such Shares.

                               V.  MISCELLANEOUS

1.   Effective Date.  This Plan, as amended, shall become effective on August
     --------------
     16, 2000; provided, however, that if the Plan is not approved by the holders of a majority of the outstanding Shares of the Bank prior to December 31, 2000, this amended Plan and all Options, Stock Appreciation Rights and Performance Awards granted hereunder shall be null and void and shall be of no effect.

2.   Duration of Program.  Unless sooner terminated, the Plan shall terminate on
     -------------------
     October 31, 2005. No Incentive Stock Option, Nonqualified Stock Options or Performance Awards may be granted after the termination of this Plan; provided, however, that except as otherwise provided in Section 1 of this
     Part V, termination of the Plan shall not affect any Options, Stock Appreciation Rights or Performance Awards previously granted, which such Options, Stock Appreciation Rights and Performance Awards shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

3.   Changes in Capital Structure, etc.  In the event of changes in the
     ---------------------------------
     outstanding common shares of the Corporation by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the maximum number of Shares as to which Options, Stock Appreciation Rights and Performance Awards may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, Stock Appreciation Rights, or portions thereof then unexercised, shall relate, to the end that the Participant's proportionate interest shall be maintained as before the occurrence of such events; such adjustment shall be made without change in the total price applicable to the unexercisable portion of Options and with a corresponding adjustment in the option price per Share.

4.   Change in Control
     -----------------

     (a)  Upon the occurrence of a Change in Control (as hereinafter defined):

          (1) All Options shall become immediately exercisable in full for the remainder of their terms. Grantees, other than Grantees who are subject to Section 16 of the Exchange Act, shall have the right to have the Corporation purchase the Options as to which no Stock Appreciation Rights have been granted for cash for a period of thirty days following a Change in Control at the Acceleration Price (as hereinafter defined). Such Options held by Grantees who are subject to Section 16 of the Exchange Act for which at least six months has elapsed from the date of grant of such Options at the date of the Change in Control shall be automatically purchased by the Corporation at the Acceleration Price upon a Change in Control, with payment to be made within thirty days of such Change in Control.

          (2) All Stock Appreciation Rights shall become immediately exercisable in full for cash at the Acceleration Price, which shall be paid by the Corporation within a period of thirty days following a Change in Control, provided that such Stock Appreciation Rights held by Grantees who are subject to Section 16 of the Exchange Act for which at least six months has elapsed from the date of grant of such rights at the date of the Change in Control shall be automatically purchased by the Corporation at the Acceleration Price upon a Change in Control, with payment to be made within thirty days of such Change in Control.

     (b) (1) The "Acceleration Price" is the excess over the option price of the highest of the following on the date of a Change in Control:

               (i) the highest reported sales price of the Common Stock within the sixty days preceding the date of the Change in Control, as reported on any securities exchange or quotation system upon which the Common Stock is traded,

               (ii) the highest price of the Common Stock reported in a Form F-11 or an amendment thereto as paid within the sixty days preceding the date of the Change in Control,

               (iii) the highest tender offer price paid for the Common
                     Stock, and

               (iv) any cash merger or similar price.

          (2) For Incentive Stock Options and Stock Appreciation Rights granted with respect to Incentive Stock Options, the Acceleration Price is limited to the spread between the Fair Market Value on the date of the purchase of such awards by the Corporation and the option price.

     (c) A "Change in Control" is the occurrence of any one of the following events:

               (i) any Person (other than a Grantee, the Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation (or of any subsidiary of the Corporation) is or becomes an "Acquiring Person";

               (ii) less than eighty percent (80%) of the total membership of the Board shall be Continuing Directors; or

               (iii) the shareholders of the Corporation shall approve a merger or consolidation of the Corporation or a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets to another Person, except in any such case in a transaction in which immediately after such merger, consolidation or sale, exchange or transfer, the shareholders of the Corporation, in their capacities as such and as a result thereof, shall own at least 50 percent in voting power of the then outstanding securities of the Corporation or of any surviving Person pursuant to any such merger (or of its parent), the consolidated corporation or business entity in any such consolidation, or of the other Person to which such sale, exchange or transfer of assets is made.

     (d) A "Change in Control" shall be deemed not to have occurred if such event is mandated or directed by a regulatory body having jurisdiction over the Corporation's operations.

     (e)  For purposes of this Section 4:

          (1) "Acquiring Person" shall mean any Person who is or becomes a "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act) of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding voting securities, unless such Person has filed Form F-11A and all required amendments thereto with respect to its holdings and continues to hold such securities for investment in a manner qualifying such Person to utilize Form F-11A for reporting of ownership.

          (2) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

          (3) "Continuing Directors" shall mean any member of the Board who was a member of the Board prior to the date hereof, and any successor of a Continuing Director while such successor is a member of the Board who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

          (4) "Person" shall mean any individual, corporation, partnership, group, association or other "person", as such term is used in
              Section 13(d) and 14(d) of the Exchange Act.

5.   Rights as Shareholder.  A Participant entitled to Shares as a result of the
     ---------------------
     exercise of an Option or Stock Appreciation Right or grant of a Performance Share shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation or the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

6.   Expenses.  The expenses of this Plan shall be paid by the Corporation or
     --------
     the Bank.

7.   Withholding.  Any person exercising an Option or Stock Appreciation Right
     -----------
     or becoming vested in a Performance Award shall be required to pay to the appropriate member of New Milford Group the amount of any taxes such member is required by law to withhold with respect to the exercise of such Option or Stock Appreciation Right or vested Performance Award. Such payment shall be due on the date such member is required by law to withhold such taxes. In the event that such payment is not made when due, the Corporation or the Bank shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person from any member of the New Milford Group, all or part of the amount required to be withheld (including cash payable in settlement of a Stock Appreciation Right).

8.   Compliance with Applicable Law.  Notwithstanding anything herein to the
     ------------------------------
     contrary, the Corporation shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option or Stock Appreciation Right or Performance Award, unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Corporation shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Board may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

9.   Application of Funds.  Any cash proceeds received by the Corporation from
     --------------------
     the sale of Shares pursuant to Options will be used for general corporate purposes.

10.  Amendment of the Plan.  The Board may from time to time suspend or
     ---------------------
     discontinue this Plan or revise or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as it may be hereafter amended, shall not be made without such approval. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

                          SECOND AMENDED AND RESTATED
                 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                      OF

                             NEWMIL BANCORP, INC.

1.   Purpose.

     The purpose of this Amended and Restated 1992 Stock Option Plan For Outside Directors (the "Plan") is to attract and retain the continued services of non-employee directors of NewMil Bancorp, Inc. (the "Corporation") with the requisite qualifications and to encourage such directors to secure or increase on reasonable terms their stock ownership in the Corporation. The Board of Directors of the Corporation (the "Board") believes that the granting of options (the "Options") under the Plan will promote continuity of management and increased personal interest in the welfare of the Corporation by those who are responsible for shaping and carrying out the long-range plans of the Corporation and securing its continued growth and financial success.

     The Plan was originally adopted in 1992 and was amended in 1995 and again in 2000. The last amendment increased the number of option shares from 130,000 to 190,000; at the time of adoption of the last amendment, all 130,000 option shares had been granted.

2.   Effective Date of the Plan.

     The Plan became effective on August 16, 2000 (the "Effective Date") contingent upon its approval by the shareholders of the Corporation.

3.   Stock Subject to Plan.

     190,000 in the aggregate of the authorized but unissued shares of the Corporation's common stock, $.50 par value per share (the "Shares") and/or treasury Shares shall be reserved for issuance upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the grant of Options.

4.   Administration.

     The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the provisions of the Plan, the Committee shall have authority in its discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion to determine the non-employee directors who will receive Options, the number of Shares subject to Options, the terms upon which, the times at which or the periods within which Shares may be acquired or the Options may be acquired and exercised.

5.   Committee.

     The Committee shall consist of at least three members of the Board each of whom shall be a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and as such Rule may be hereafter amended. Each member of the committee shall be a person who is not an employee of the Corporation or any subsidiary of the Corporation, and who has not received a grant of an option to acquire common stock of the Corporation since the beginning of the preceding fiscal year under any plan maintained by the Corporation other than this Plan. The Committee shall be appointed by the Board, which may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly called and held.

6.   Eligibility.

     An Option may be granted only to members of the Board who are not otherwise employees of the Corporation or any of its subsidiaries on the date of grant (the "Participants").

7.   Grant of Options and Option Price.

     (a) Participants on the Effective Date. Each individual who was a Participant on the Effective Date was automatically granted on the Effective Date an Option to purchase 10,000 Shares.

     (b) Future Participants. Directors who are newly elected to the board after the Effective Date shall receive an automatic grant of an Option to purchase 3,000 Shares on the date of such election (or, if elected by the Board, on the date of the annual meeting of the shareholders of the Corporation immediately following such election); provided, that such automatic grant shall only be made if the director is a Participant on such date, and such automatic grant shall be subject to pro rata reduction to the extent that the number of Shares subject to future grant under the Plan is not sufficient to make the full automatic grants required to be made pursuant to the Plan on such date.

     (c) Additional Grants. Each director who was re-elected as a director at the annual meeting of shareholders in 1993, 1994 and 1995 received an automatic grant of Options to purchase 2,000 Shares. Each director who is a director of the Corporation on June 30, 1996 and on each June 30 thereafter during the term of this Plan shall automatically be granted an Option to purchase 2,000 Shares; provided, that such automatic grant shall only be made if the director is a Participant on each such date and such automatic grant shall be subject to pro rata reduction (or elimination) to the extent that the number of Shares subject to grant under the Plan at that time is not sufficient to make the automatic grants required to be made pursuant to the Plan on such date.

     (d) Price. The initial per Share price to be paid by a Participant upon the exercise of an Option shall be equal to the fair market value of a Share on the date of grant. For the purposes hereof, the fair market value of a Share on any date shall be equal to the average of the closing bid and asked prices for the Shares on such date (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined by rules to be adopted by the Committee.

8.   Option Period.

     Participants shall be granted Options which are exercisable for a period of ten (10) years from the date of the granting thereof. Notwithstanding the foregoing, no Option granted under this Plan shall be exercisable until six (6) months after the grant thereof pursuant to the provisions of Rule 16b-3, as such rule may be hereafter amended.

9.   Exercise of Option.

     Subject to Section 8, an Option may be exercised in whole or in part at any time after the date it is granted and only by a written notice of intent to exercise the Option with respect to a specified number of Shares and payment to the Corporation in cash or by certified check, bank draft or postal or express money order, of the amount of the Option exercise price for the number of Shares with respect to which the Option is then exercised. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof, or the total number at the time purchasable under the Option.

10.  Transferability.

     No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to the Participant may be exercised only by the Participant.

11.  Ceasing to be a Director.

     (a) Termination. If a Participant terminates service as a director for any reason other than those set forth in clause (b) below, any outstanding Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) years after such termination.

     (b) Disability, Death or Retirement. If a Participant's service as a director is terminated by disability (which condition constitutes total disability under the federal Social Security Acts), death, or retirement upon attaining age seventy (70), the Participant or the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right to exercise any outstanding Option until the date on which such Option would otherwise expire.

12.  Duration of Plan.

     Unless sooner terminated, the Plan shall terminate on October 31, 2005. No Options may be granted after the termination of this Plan; provided, however, that termination of the Plan shall not affect any Options previously granted, which Options shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

13.  Changes in Capital Structure, etc.

     In the event of changes in the outstanding common stock of the Corporation by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the number of Shares as to which Options may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, or portions thereof then unexercised, shall relate, to the end that the Participant's appropriate interest shall be maintained as before the occurrence of such event; such adjustment shall be made without change in the total price applicable to the unexercised portion of the Options and with a corresponding adjustment in the option price per Share.

14.  Rights as Shareholder.

     A Participant entitled to Shares as a result of the exercise of an Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Expenses.

     The expenses of this Plan shall be paid by the Corporation.

16.  Compliance with Applicable Law.

     Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option, unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Corporation shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Committee may require as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

17.  Application of Funds.

     Any cash proceeds received by the Corporation from the sale of Shares pursuant to options will be used for general corporate purposes.

18.  Amendment of the Plan.

     The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Rule 16b-3, as in effect on the Effective Date and as it may be subsequently amended, shall not be made without such approval; and provided further, that the provisions of Sections 6 and 7 of this Plan may not be amended more than once every six (6) months, except as otherwise provided in or permitted by Rule 16b-3. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

PROXY                         NEWMIL BANCORP, INC.                         PROXY
                                 19 Main Street
                         New Milford, Connecticut 06776

            2000 ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 25, 2000

 This proxy is solicited on behalf of the Board of Directors of NewMil Bancorp,
                                      Inc.

  The undersigned shareholder of NewMil Bancorp, Inc. hereby appoints Joseph Carlson II, Suzanne L. Powers and Mary C. Williams and each of them the proxies of the undersigned with full power of substitution to vote all the shares of NewMil Bancorp, Inc. held of record by the undersigned on September 1, 2000, at the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, in New Milford, Connecticut, at 10:00 a.m. on Wednesday, October 25, 2000 and at any adjournment(s) thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. A majority of said proxies or their substitutes who attend the meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted.

  This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this proxy will be voted "FOR" all nominees for Director and "FOR" proposal 2, "FOR" proposal 3 and "FOR" proposal 4. If any other business is properly presented at this Annual Meeting, or any adjournment(s) thereof, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

  The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as follows:

1. ELECTION OF DIRECTORS:

            Herbert E. Bullock, Kevin L. Dumas and Francis J. Wiatr

    [_] FOR all nominees listed above      [_] WITHHOLD AUTHORITY to vote for
        (except as marked to the contrary      all nominees listed above
        below)

 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
     [_] For all nominees except:_____________________________

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

2. PROPOSAL TO APPROVE AN AMENDMENT to the Corporation's 1986 Stock Option Incentive Plan for Key Officers and Employees.
                        FOR     AGAINST     ABSTAIN
                        [_]       [_]         [_]

3. PROPOSAL TO APPROVE AN AMENDMENT to the Corporation's 1992 Stock Option Plan for Outside Directors.
                        FOR     AGAINST     ABSTAIN
                        [_]       [_]         [_]

4. PROPOSAL TO RATIFY THE APPOINTMENT OF PricewaterhouseCoopers LLP as independent auditors of NewMil Bancorp, Inc. for the fiscal year ending June 30, 2001.
                        FOR     AGAINST     ABSTAIN
                        [_]       [_]         [_]
5. With discretionary authority to vote upon such other matters as may properly come before the Meeting.

                                     Please sign exactly as your name appears on this proxy card. When signing as a fi-duciary or representative--attorney, ex-ecutor, administrator, trustee or guard-ian--please give your full title as such. Proxies signed by a corporation must be signed in the full corporate name by the President or otherwise duly authorized officer. Proxies signed by a partnership must be signed in the partnership name by a duly authorized person.
                                     Date: ____________________________________

                                     ------------------------------------------
                                                     Signature
                                     ------------------------------------------
                                             Signature if held jointly
                                     PLEASE MARK, SIGN, DATE AND RETURN THE
                                     PROXY CARD PROMPTLY USING THE ENCLOSED
                                     ENVELOPE.
                                     [_] I PLAN TO ATTEND MEETING
                                     [_]------------  --------------
                                          ACCOUNT        COMMON
                                          NUMBER